SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) February 14, 1997


                     CALIFORNIA REAL ESTATE INVESTMENT TRUST
             (Exact Name of Registrant as Specified in its Charter)


California                     1-8063                       94-6181186
(State or Other               (Commission             (I.R.S. Employer
Jurisdiction of               File Number)              Identification
incorporation)                                                   No.)







131 Steuart Street, Suite 200
San Francisco, California                                             94105
(Address of Principal Executive Offices)                             (Zip Code)


                              (415) 905-0288
              (Registrant's Telephone Number, Including Area Code)



605267.1

ITEM 2.           Acquisition or Disposition of Assets

         On February 14, 1997, the Registrant sold its Fulton Square Shopping Center commercial property located in Sacramento, California. The sale price for the property was $1,362,000. The Registrant received as consideration for the sale a $1,089,600 mortgage note on the property and $144,152 of net cash proceeds after closing adjustments.

         On March 3, 1997, the Registrant sold its 60% interest in the Totem Square commercial property located in Kirkland, Washington. The sale price for the property was $7,495,474. The Registrant received as consideration for the sale net cash proceeds of $3,035,499 after payment of related mortgage debt and closing adjustments.

         Pro forma financial information of the Registrant reflecting the foregoing transactions is attached hereto as indicated in Item 7.

ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         1. Pro forma financial information of the Registrant as of and for the year ended December 31, 1996.


605267.1

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CALIFORNIA  REAL ESTATE INVESTMENT TRUST
                                        (Registrant)



 Date: June 10, 1997                   By: /s/ Frank A. Morrow
                                           -------------------------
                                       Name:   Frank A. Morrow
                                       Title:  Chairman of the Board


605267.1

           Pro Forma Condensed Financial Information of the Registrant

The following pro forma condensed financial statements assume the sale of the Registrant's two remaining rental properties, Fulton Square Shopping Center and Totem Square and related transactions (the "Sale"). The pro forma condensed financial statements are based on and should be read in conjunction with the historical consolidated financial statements of the Registrant for the year ended December 31, 1996.

The following pro forma condensed balance sheet as of December 31, 1996 assumes the Sale occurred on December 31, 1996. The following pro forma condensed statement of income for the year ended December 31, 1996 assumes the Sale occurred on January 1, 1996. The following pro forma condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the Sale had been consummated on the dates indicated, nor is it indicative of future operating results or financial position.

605267.1

                        Pro Forma Condensed Balance Sheet
                                December 31, 1996
                                     (000s)


                                                                     Pro Forma                         Pro Forma
                                                     Historical     Adjustments      Notes              Combined
                                                 --------------     ------------  --------------     ----------------

Assets
Investments, Generally Held for Sale:
   Rental properties                            $         8,585     $    (8,585)       (1)               $         --
   Notes receivable, net                                  1,576            1,090       (1)                      2,666
   Marketable securities available for sale              14,115              --                                14,115
                                                 --------------     ------------                     ----------------
                                                         24,276          (7,495)                               16,781

   Cash                                                   4,698            2,937       (1)                      7,635
   Receivables, net                                         707               --                                  707
   Other assets                                             355            (270)       (1)                         85
                                                 --------------    -------------                      ---------------
                                                  $      30,036    $     (4,828)                       $       25,208
      Total Assets                               --------------    -------------                      ---------------


Liabilities and Shareholders' Equity
Liabilities:
   Long-term notes payable                      $         5,169  $       (4,282)       (1)             $          887
   Accounts payable and accrued expenses                    326             (55)       (1)                        271
                                                             70             (70)       (1)                        --
   Other liabilities                             -------------- ----------------                       --------------
      Total Liabilities                                   5,565          (4,407)                                1,158

Shareholders' equity:
   Shares of beneficial interest                          9,137                                                9,137
   Additional paid-in capital                            55,118                                               55,118
   Unrealized holding loss on marketable
      securities                                           (22)                                                  (22)
   Accumulated deficit                                 (39,762)            (421)        (1)                  (40,183)
                                                 --------------  ---------------                        -------------

Total Shareholders' Equity                              24,471             (421)                              24,050
                                                 --------------  ---------------                        -------------

Total Liabilities and Shareholders' Equity       $      30,036   $       (4,828)                         $     25,208
                                                 --------------  ---------------                        -------------




The accompanying Notes are an integral part of these Pro Forma Condensed Financial Statements.



605267.1

                     Pro Forma Condensed Statement of Income
                      For the Year Ended December 31, 1996
                      (In thousands, except per share data)


                                                                     Pro Forma                         Pro Forma
                                                     Historical     Adjustments      Notes              Combined
                                                 --------------     ------------  --------------     ----------------
Revenues:
   Rental income                                $         2,019     $    (1,806)      1(a)            $          213
   Interest and investment income                         1,136              --                                1,136
                                                 ------------------  -----------                     ----------------
   Total Revenues                                         3,155          (1,806)                                1,349

Expenses
   Operating expenses                                       685            (626)      1(a)                         59
   Property management                                       96             (89)      1(a)                          7
   Depreciation and amortization                             64               --                                   64
   Interest                                                 547            (454)      1(b)                         93
   General and administrative                             1,503               --                                1,503
                                                 --------------      -----------                        --------------
                                                          2,895          (1,169)                                1,726

   Income before gain on sale of
      investments and valuation losses                      260            (637)                                 (377)
   Net gain (loss) on sale of investments                 1,069               --                                1,069
                                                 --------------     ------------                        --------------

   Income (loss) before valuation losses                  1,329            (637)                                  692
   Valuation losses                                       1,743          (1,743)      1(c)                        ---
                                                  --------------     ------------                       ---------------

Net Income (Loss)                                $         (414)     $    1,106                          $        692
                                                 ==============      ==========                          =============

   Net Income (loss) per Share of beneficial
      interest
Primary                                         $        (0.05)$           0.12                  $              0.07


Weighted average common shares
   outstanding
Primary                                                   9,137                                                 9,137





The accompanying Notes are an integral part of these Pro Forma Condensed Financial Statements.



605267.1

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                                           Notes to Pro Forma Condensed
                                               Financial Information
                                                  ($'s in 000's)

Balance Sheet

1.   Sale of Rental Properties

     Reflects sale of the Registrant's remaining commercial rental properties, Fulton Square Shopping Center and Totem Square. In connection with the sale of the Fulton Square Shopping Center, the Registrant carried back a note in the amount of approximately $1,090. The proceeds from sale were used to repay the mortgage secured by the Totem Square property and pay sale related expenses, with the balance added to cash. The amount added to cash of $2,937 in the Pro Forma Condensed Balance Sheet differs from the $3,180 of cash actually received at the closing of the sale of the two properties as a result of closing adjustments and the assumed payment of accounts payable and other liabilities related to the two properties sold.

The sale and related transactions are reflected in the Pro Forma Condensed Balance Sheet as follows:


Decrease in rental properties                             $        (8,585)
Increase in notes receivable                              $         1,090
Increase in cash                                          $         2,937
Decrease in other assets                                  $          (270)(a)
Decrease in long-term notes payable                       $        (4,282)
Decrease in accounts payable and accrued expenses         $           (55)
Decrease in other liabilities                             $           (70)
Net gain (loss) on sale of investments                    $          (421)
   (a) Decrease in other assets is primarily attributable to deferred financing and leasing costs related to the two properties sold.

Statement of Income

1.   Sale of Rental Properties

         (a) Reflects the impact on operating rental income and expenses from the Sale, as follows:


Decrease in rental income                                  $        (1,806)
Decrease in operating expenses                             $          (626)
Decrease in property management                                       $(89)


         (b) Reflects impact on interest expense from repayment of long-term notes payable, as follows:


Decrease in interest expense                               $          (454)


         (c) Reflects adjustment to valuation loss as a result of sale of investments as of the beginning of the year, as follows:


Decrease in valuation losses                               $        (1,743)

2.   Loss on Sale of Rental Properties

     A loss of $1,812 on the pro forma sale of the two rental properties on January 1, 1996 has not been included in the accompanying Pro Forma Condensed Income Statement.

605267.1